TO SHAREHOLDERS

I am pleased to report that during the 11 months ending December 31, 1995, EV Marathon Investors Fund had a total return of 26.9%. That return reflects an increase in net asset value to $11.70 per share from $9.54 per share and the reinvestment of dividends of $0.245 per share and capital gains distributions of $0.125 per share.

Because of a change to allow the Fund's fiscal year to close at the end of December rather than January, this Annual Report covers a period of 11 months.

During the last 11 months of 1995, strong returns were achieved for both stocks and bonds. The S&P 500, an unmanaged index of large-capitalization common stocks, had a total return of 33.9%. On the bond side, the Lehman Brothers Government/Corporate Bond Index, an unmanaged bond market index, had a total return of 17.0%. The average performance of the universe of balanced funds tracked by Lipper Analytical Services, Inc. for the 11-month period was 23.6%. The returns of the Fund exceeded this average by 3.3 percentage points.

Both stocks and bonds benefited from an environment of slow but positive economic growth, low inflation and increased optimism about the U.S. government's ability to address its chronic budgetary deficit. Stocks also benefited from exceptionally strong earnings, driven in part by cost-cutting and restructuring activities.

While past performance cannot guarantee future returns, we believe that a diversified portfolio of stocks and bonds will continue to produce desirable long-term results. That remains our goal.


[Photo of M. Dozier Gardner]

Sincerely,

/s/ M. Dozier Gardner
----------------------------------------
M. Dozier Gardner
President
February 21, 1996
-------------------------------------------------------------------------------
                           EV MARATHON INVESTORS FUND
                           10 LARGEST STOCK HOLDINGS*

Astra AB.......................Drugs
Chase Manhattan Corp...........Banking
Reuters Holdings PLC...........Information services
Fed'l Nat'l Mortgage Assn......Housing finance
Monsanto Corp..................Chemicals
Anadarko Petroleum Corp........Oil, gas exploration
Deere & Co.....................Farm machinery
Ameritech Corp.................Telecommunications
Exxon Corp.....................Petroleum products
General Re Corp................Reinsurance

* By market value as of 12/31/95

-------------------------------------------------------------------------------
MANAGEMENT REPORT

An interview with Thomas E. Faust, Jr., Vice President and Manager of Investors Portfolio.

Q.  TOM, HOW WOULD YOU DESCRIBE 1995 IN TERMS OF INVESTING?

A. It was a remarkable year in many ways. Stocks experienced the best year since 1958, as measured by the returns of the S&P 500, an unmanaged index of common stocks. And bond investors, who found most of 1994 to be an awful time for investing, saw the rally of late 1994 continue through 1995.

    In short, the economic climate was particularly good for investing and was helped along by the Federal Reserve, which lowered short-term interest rates twice during the year.

Q.  WHAT KINDS OF STOCK INVESTMENTS PERFORMED PARTICULARLY WELL?

A. During the first half of 1995, the market was driven by gains in technology stocks. Later in the year, technology stocks fell out of favor, and market leadership shifted to the healthcare, financial services, capital goods and consumer non-durables sectors.

Q.  WHAT WERE SOME OF THE LARGER STOCK POSITIONS?

A. Astra AB is our largest position. This Swedish pharmaceutical company entered into a joint venture with Merck, the U.S. pharmaceutical giant, for the U.S. market late in 1994. This should result in an increase in profits coming out of the U.S. in the next several years. The holdings in Astra performed well during the year, up nearly 58% for the last 11 months of 1995.

[PHOTO OF THOMAS E. FAUST, JR.
    Thomas E. Faust, Jr.

    The second-largest holding is Chase Manhattan Corp., a New York-based global money center bank that has agreed to merge with Chemical Banking Corporation. Reflecting in part the anticipated merger synergies and in part a strong banking environment, Chase Manhattan was an excellent performer for the Portfolio, increasing in price by 82.3% during the last 11 months of 1995.

    The third-largest position is Reuters Holdings PLC, a United Kingdom-based provider of global financial information and trading systems. The company is a strong, steady grower and its stock posted a gain of 31.6% during the last 11 months of 1995.

Q.  WHAT OTHER STRONG PERFORMERS WERE AMONG THE LARGEST HOLDINGS?

A. We were fortunate to have a number of other very strong performers among the holdings, reflecting the widespread strength of the market and a particularly good period for the Portfolio in its stock picking. Among the other strong performers during the 11-month period were Federal National Mortgage Association, up 73.2%, Monsanto Co., up 66.7%, and Sofamor Danek Group, Inc., up 75.8%.

-------------------------------------------------------------------------------
                           EV MARATHON INVESTORS FUND
                              PORTFOLIO ALLOCATION
                                 AS OF 12/31/95

SHORT-TERM     CORPORATE   COMMON   CONVERTIBLE BONDS &    U.S. TREASURIES/
OBLIGATIONS      BONDS      STOCK     PREFERRED STOCK           AGENCIES
5.0%             14.2%      59.6%          2.7%                   18.5%
-------------------------------------------------------------------------------

Q.  WHAT WERE THE LARGEST INDUSTRY SECTORS IN WHICH THE PORTFOLIO WAS INVESTED?

A. The largest sector at the end of the year was financial stocks, accounting for nearly 16% of the common stock portfolio. Next were utilities, basic materials and energy, each of which comprised between 11% and 12%.

Q.  WHAT ARE THE PORTFOLIO'S LARGEST HOLDINGS IN THE ENERGY SECTOR?

A. The largest position is in Anadarko Petroleum Corp. Anadarko is an oil and gas exploration and production company with major areas of activity in Algeria and offshore in the Gulf of Mexico. During the last 11 months of 1995, its stock was up 41.5%.

    The other energy stock among our largest holdings is Exxon Corp., a diversified energy company that is among the world leaders in the production, refining and sale of petroleum products. We expect that Exxon will benefit from growing demand for energy products around the world, with particularly strong growth coming from emerging markets. Its stock was up by 28.2% during the last 11 months of 1995.

Q. DO YOU SEE ANY MAJOR ECONOMIC TRENDS THAT HAVE INFLUENCED YOUR CHOICE OF INVESTMENTS?

A. Yes. A couple of our choices are tied to what we believe is a worldwide trend, and that is greater demand for grains and other food products. If you believe there will be increased demand for agricultural products, there should be increased demand for the materials and equipment used by agriculture.

    That's a major reason we've taken a position in Deere & Co., the leading manufacturer of farm equipment. We believe that farmers in the U.S. are in the middle of an equipment replacement cycle, which should help companies like Deere. This stock increased 30% during the portion of the year that it was one of the holdings.

    Another company that should benefit from the increased demand for agricultural products -- though for a different reason -- is Monsanto Co. It has a large and exceptionally profitable franchise in agricultural chemicals, led by the herbicide Roundup, which is experiencing rapid growth.

Q. AFTER A VERY STRONG PERFORMANCE IN 1995, WHAT SHOULD FUND INVESTORS EXPECT IN 1996?

A. Looking forward, it is highly unlikely that the Fund will be able to sustain the level of investment returns achieved during 1995. Average returns in future years are more likely to be similar to the 10% average annual returns achieved by the Fund over its history.

    As seen in 1995 (and in 1994, on the downside), results in any year can vary significantly from that average. Naturally, the Fund's past performance does not guarantee future results.

Q.  HAVING SAID THAT, WHAT DO YOU EXPECT THE INVESTMENT CLIMATE IN 1996 TO BE
    LIKE?

A. The most likely scenario for the U.S. economy in 1996 seems to be continued slow growth with low inflation. Coupled with continued progress from Washington in tackling the budgetary deficits, I believe this should set the stage for another good year in the bond markets.

    Stocks should benefit from the decline in interest rates that this scenario suggests, but seem unlikely to get widespread support from rising earnings expectations and positive earnings surprises such as were experienced in 1995. With valuations for stocks already at high levels on most measures, this suggests a somewhat more cautious outlook for the stock market for 1996.

Q.  HAVE YOU CHANGED YOUR INVESTMENT GOALS IN ANY WAY?

A. No. The goal of Investors Fund is to provide growth of capital and current income, both of which are achieved through conservative investment strategies. As a balanced fund, the Fund remains a sensible way for the conservative investor to participate in the stock and bond markets.


Comparison of Change in Value of a $10,000 Investment in EV Marathon Investors Fund (including sales charge), the Lehman Brothers Government/Corporate Bond Index and the S&P 500 Stock Index

From November 30, 1993, through December 31, 1995

                 ---------------------------------------------
                     AVG. ANNUAL          1        Life of
                       RETURNS           Year       Fund*
                 ---------------------------------------------
                      With CDSC          23.0%       9.0%
                 ---------------------------------------------
                      Without CDSC       26.7%      10.7%
                 ---------------------------------------------

Date     M. Investors     S&P 11/93     Lehman govt. Co.     90 day treasury
-------------------------------------------------------------------------------
11/93+     10000            10000            10000                10000
12/93      10183            10168            10044                10077
1/94       10538            10498            10195                10077
2/94       10284            10183             9972                10077
3/94        9875             9875             9728                10165
4/94        9926             9898             9647                10165
5/94        9938            10021             9630                10165
6/94        9722             9827             9608                10271
7/94       10000            10137             9800                10271
8/94       10187            10518             9804                10271
9/94        9948            10308             9656                10394
10/94      10000            10523             9645                10394
11/94       9787            10107             9628                10394
12/94       9870            10306             9692                10539
1/95        9954            10556             9878                10539
2/95       10336            10937            10107                10539
3/95       10557            11306            10174                10688
4/95       10788            11622            10316                10688
5/95       11204            12044            10748                10688
6/95       11383            12382            10834                10830
7/95       11615            12775            10834                10830
8/95       11801            12771            10973                10830
9/95       11960            13363            11085                10970
10/95      11960            13296            11248                10970
11/95      12279            13842            11433                10970
12/95      12630            14165            11601                11104

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
*Investment operations commenced on 11/30/93.
+Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.


FUND PERFORMANCE

The chart above compares the Fund's return with that of a broad-based market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 and the Lehman Brothers Government/Corporate Bond Index.

TOTAL RETURN FIGURES

The solid colored line represents the Fund's performance. The Fund's total return figure reflects Fund expenses, fees and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions.

The second dollar amount listed for the Fund reflects the Fund's maximum applicable contingent deferred sales charge (CDSC), deducted at redemption as follows: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; and 1% - 6th year.

The dotted line represents the performance of the S&P500, a broad-based, widely recognized unmanaged index of 500 common stocks.

The black solid line represents the performance of the Lehman Brothers Government/Corporate Bond Index, a diversified, unmanaged index of corporate and U.S. government bonds. The indices' total return figures do not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities in the indices.

The dashed line represents the performance of 90-Day U.S. Treasury Bills. It is included to indicate how the Fund has performed relative to a portfolio of cash equivalents. Principal and interest payments of Treasury Bills are guaranteed by the U.S. government.

                      ----------------------------------
                          EV MARATHON INVESTORS FUND
                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1995
------------------------------------------------------------------------------
ASSETS:
  Investment in Investors Portfolio, (Portfolio) at value
    (Note 1A)                                                     $33,150,562
  Receivable for Fund shares sold                                     383,545
  Deferred organization expenses (Note 1D)                             26,009
                                                                   ----------
    Total assets                                                  $33,560,116

LIABILITIES:
  Payable for Fund shares redeemed                  $20,028
  Payable to affiliate --
    Trustees' fees                                       63
  Accrued expenses                                   25,344
                                                   --------
      Total liabilities                                                45,435
                                                                   ----------
NET ASSETS for 2,864,273 shares of beneficial
 interest outstanding                                             $33,514,681
                                                                  ===========
SOURCES OF NET ASSETS:
  Paid-in capital                                                 $29,485,795
  Undistributed net investment income                                  48,244
  Accumulated net realized loss on investment
    transactions                                                      (16,610)
  Unrealized appreciation of investments                            3,997,252
                                                                   ----------
      Total net assets                                            $33,514,681
                                                                  ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($33,514,681 / 2,864,273 shares of beneficial
    interest outstanding)                                            $11.70
                                                                     ======



    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                                                            YEAR ENDED
                                                   ---------------------------
                                                   DECEMBER 31,    JANUARY 31,
                                                       1995*           1995
                                                   -----------     -----------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio          $ 568,134       $ 253,355
  Dividend income allocated from Portfolio
   (net of withholding tax expense of $3,351
    and $705, respectively)                           366,434         166,615
  Expenses allocated from Portfolio                  (146,556)        (58,633)
                                                    ---------       ---------
      Total investment income                       $ 788,012       $ 361,337

  Expenses -
    Compensation of Trustees not members of the
      Investment Adviser's organization (Note 6)    $     145       $     327
    Custodian fee (Note 6)                              3,085          10,691
    Distribution fees (Note 4)                        164,790          64,624
    Transfer agent fees                                18,650           7,889
    Printing and postage                               27,886          23,309
    Legal and accounting services                      18,392          17,072
    Registration fees                                  22,586          16,845
    Amortization of organization expenses (Note 1D)     7,348           8,030
    Miscellaneous                                      11,888             --
                                                    ---------       ---------
      Total expenses                                $ 274,770       $ 148,787
                                                    ---------       ---------
        Net investment income                       $ 513,242       $ 212,550

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
  Net realized gain (loss) on investment
   transactions (identified cost basis)            $  339,664       $ (66,913)
  Change in unrealized appreciation of investments  4,243,185        (312,931)
                                                   ----------       ---------
    Net realized and unrealized gain (loss) on
      investments                                  $4,582,849       $(379,844)
                                                   ----------       ---------
        Net increase (decease) in net assets
          resulting from operations                $5,096,091       $(167,294)
                                                   ==========       =========

*For the eleven month period ended December 31, 1995 (Note 7).




    The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                    YEAR ENDED          YEAR ENDED JANUARY 31,
                                    DECEMBER 31,        -----------------------
                                       1995*             1995            1994**
                                    ------------        ------          --------
INCREASE (DECREASE) IN NET ASSETS:
  From operations -
    Net investment income           $   513,242       $   212,550    $    5,988
    Net Realized gain (loss)
     from Portfolio                     339,664           (66,913)          649
    Change in unrealized
     appreciation from Portfolio      4,243,185          (312,931)       66,998
                                    -----------       -----------    ----------
      Net increase (decrease) in
       net assets from operations   $ 5,096,091       $  (167,294)   $   73,635
                                    -----------       -----------    ----------
  Distributions to shareholders -
    From net investment income      $  (503,251)      $  (204,818)        --
    From net realized gain
      on investment transactions       (347,863)             (649)        --
                                    -----------       -----------    ----------
      Total distributions to
        shareholders                $  (851,114)      $  (205,467)        --
                                    -----------       -----------    ----------
  Net increase in net assets
    from Fund share transactions
    (Note 2)                        $14,761,734       $12,394,066    $2,413,020
                                    -----------       -----------    ----------
      Total increase in net
        assets                      $19,006,711       $12,021,305    $2,486,655
NET ASSETS:
  At beginning of year               14,507,970         2,486,665            10
                                    -----------       -----------    ----------
  At end of year (including
    undistributed net
    investment income
    of $48,244, $56,796 and
    $5,988, respectively)           $33,514,681       $14,507,970    $2,486,665
                                    ===========       ===========    ==========


 *For the eleven month period ended Decemer 31, 1995 (Note 7).
**For the period from the start of business, November 2, 1993, to January 31, 1994.

    The accompanying notes are an integral part of the financial statements

                             FINANCIAL HIGHLIGHTS

                                                 YEAR ENDED
                                                 DECEMBER 31,         YEAR ENDED JANUARY 31,
                                               ---------------       ----------------------
                                                    1995***          1995            1994**
                                                   ------           ------           ------

NET ASSET VALUE -- Beginning of year             $   9.540         $  10.390       $ 10.000
                                                 ---------         ---------       --------
  Income (loss) from operations:
    Net investment income                        $   0.231         $   0.286       $  0.025
    Net realized and unrealized gain
     (loss) on investments                           2.299            (0.861)         0.365
                                                 ---------         ---------       --------
      Total income (loss) from operations        $   2.530         $  (0.575)      $  0.390
                                                 ---------         ---------       --------
  Less distributions:
    From net investment income                   $  (0.245)        $  (0.274)      $   --
    From net realized gain on investment
      transactions                                  (0.125)           (0.001)          --
                                                 ---------         ---------       --------
      Total distributions                        $  (0.370)        $  (0.275)      $  0.000
                                                 ---------         ---------       --------
NET ASSET VALUE -- End of year                   $  11.700         $   9.540       $ 10.390
                                                 =========         =========       ========

TOTAL RETURN (2)                                    26.88%            (5.44%)         3.90%
RATIOS/SUPPLEMENTAL DATA (to average daily
 net assets):
  Expenses (1)                                       2.03%+            2.41%          1.04%+*
  Net investment income                              2.48%+            2.47%          2.49%+*
NET ASSETS, AT END OF YEAR (000'S OMITTED)       $  33,515         $  14,508       $  2,487

  *The expenses related to the operation of the Fund reflect an allocation of expenses to the
   Administrator. Had such action not been taken, the ratios would have been as follows:

   Ratios (to average daily net assets):
     Expenses(1)                                                                       2.29%+
     Net investment income                                                             1.24%+

 **For the period from the start of business, November 2, 1993, to January 31, 1994.
***For the eleven month period ended December 31, 1995 (Note 7)

(1)Includes the Fund's share
   of Investors Portfolio's allocated expenses.
(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date. Total return is not computed on an annualized basis.
  +Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements

                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995
(1) SIGNIFICANT ACCOUNTING POLICIES
EV Marathon Investors Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (12.0% at December 31, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuations of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, options and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $325,351 as a long term capital gain dividends for its taxable year ended December 31, 1995.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization, are being amortized on a straight-line basis over five years.

E. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

------------------------------------------------------------------------------
(2) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                            YEAR ENDED JANUARY 31,
                                          YEAR ENDED          -------------------------------------------------
                                      DECEMBER 31,1995**               1995                     1994*
                                   ----------------------     ----------------------    -----------------------
                                    SHARES        AMOUNT        SHARES      AMOUNT       SHARES       AMOUNT
                                    ------        ------        ------      ------       ------       ------
Sales                              1,682,733   $18,387,614    1,591,466   $15,386,579    266,397    $2,686,435
Issued to shareholders electing
 to receive payment of
 distributions in Fund shares         67,622       743,567       18,936       180,856      --           --
Redemptions                         (406,361)   (4,369,447)    (329,514)   (3,173,369)   (27,006)     (273,415)
                                   ---------   -----------    ---------   -----------    -------    ----------
  Net increase                     1,343,994   $14,761,734    1,280,888   $12,394,066    239,391    $2,413,020
                                   =========   ===========    =========   ===========    =======    ==========

 *From the start of business November 2, 1993 to January 31, 1994.
**For the eleven month period ended December 31, 1995.

-------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio for the eleven month period ended December 31, 1995 aggregated $18,168,937 and $4,849,248 respectively.
-------------------------------------------------------------------------------
(4) DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365th of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid $154,914 to EVD for the eleven month period ended December 31, 1995, representing 0.75% (annualized) of average daily net assets. At December 31, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $1,063,030.

  In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

  During the eleven month period ended December 31, 1995, the Fund paid or accrued $9,876 under the Plan to the Principal Underwriter and Authorized Firms.

  Certain officers and Trustees of the Fund are officers or directors of EVD.
------------------------------------------------------------------------------
(5) CONTINGENT DEFERRED SALES CHARGE
A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $184,196 of CDSC paid by shareholders for the eleven month period ended December 31, 1995.
------------------------------------------------------------------------------
(6) TRANSACTIONS WITH AFFILIATES
Eaton Vance Management (EVM) serves only as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Investors Bank & Trust Company (IBT), serves as custodian of the Fund and the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to their respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances of the Fund or the Portfolio maintains with IBT. All significant credit balances are reported as a reduction of expenses in the Statement of Operations. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations.
------------------------------------------------------------------------------
(7) CHANGE IN YEAR END
The Fund changed its fiscal year end from January 31 to December 31, effective December 31, 1995.

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
EV MARATHON INVESTORS FUND, A SERIES OF EATON VANCE SPECIAL INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities of EV Marathon Investors Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1995, the related statement of operations for the eleven month period then ended, and the year ended January 31, 1995, the statement of changes in net assets and the financial highlights for the eleven month period then ended, for the year ended January 31, 1995 and for the period from November 2, 1993 (start of business) to January 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Marathon Investors Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1995, the results of its operations for the eleven month period then ended and for the year ended january 31, 1995, the changes in its net assets and the financial highlights for the eleven month period then ended, for the year ended January 31, 1995, and for the period from November 2, 1993 (start of business) to January 31, 1994, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 2, 1996

                             INVESTORS PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                              DECEMBER 31, 1995
-----------------------------------------------------------------------------
                   COMMON STOCKS - 59.2%
-----------------------------------------------------------------------------
NAME OF COMPANY                            SHARES           VALUE
-----------------------------------------------------------------------------
AUTOMOTIVE - 1.3%
Ford Motor Co.                                120,000      $  3,480,000
                                                           ------------

BANKS - 3.5%

Chase Manhattan Corp.                         100,000      $  6,062,500
Chemical Banking Corp.                         61,200         3,595,500
                                                           ------------
                                                           $  9,658,000
                                                           ------------
BEVERAGES - 2.7%
Coca-Cola Co.                                  40,000      $  2,970,000
PepsiCo, Inc.                                  80,000         4,470,000
                                                           ------------
                                                           $  7,440,000
                                                           ------------
BROADCASTING & CABLE - 1.1%

Capital Cities/ABC, Inc.                       25,000      $  3,084,375
                                                           ------------
CHEMICALS - 3.0%
Monsanto Corp.                                 40,000      $  4,900,000
Praxair, Inc.                                 100,000         3,362,500
                                                           ------------
                                                           $  8,262,500
                                                           ------------
COMPUTER & BUSINESS EQUIPMENT - 1.3%
Xerox Corp.                                    27,000      $  3,699,000
                                                           ------------
COMPUTER SOFTWARE - 0.5%
Novell, Inc.*                                  98,500      $  1,403,625
                                                           ------------
DRUGS - 3.8%
Astra AB, A Free Shares                       230,000      $  9,196,919
Pfizer, Inc.                                   18,900         1,190,700
                                                           ------------
                                                           $ 10,387,619
                                                           ------------
ELECTRIC UTILITIES - 2.5%
New England Electric System                    90,000      $  3,566,250
The Southern Co.                              140,000         3,447,500
                                                           ------------
                                                           $  7,013,750
                                                           ------------
ELECTRICAL EQUIPMENT - 1.0%
AMP, Inc.                                      70,000      $  2,686,250
                                                           ------------
ELECTRONICS - SEMICONDUCTORS - 2.3%
MEMC Electronic Materials, Inc.*               89,000      $  2,903,625
Intel Corp.                                    60,000         3,405,000
                                                           ------------
                                                           $  6,308,625
                                                           ------------
FINANCIAL - MISCELLANEOUS - 4.3%
Federal National Mortgage Association          40,000      $  4,965,000
MBNA Corp.                                    100,000         3,687,500
MGIC Investment Corp.                          60,000         3,255,000
                                                           ------------
                                                           $ 11,907,500
                                                           ------------
FOOD - 0.7%
Nestle SA                                       1,620      $  1,790,179
                                                           ------------
HOUSEHOLD PRODUCTS - 0.9%
Kimberly Clark Corp.                           31,200      $  2,581,800
                                                           ------------
INFORMATION SERVICES - 2.0%
Reuters Holdings, PLC, ADR                    100,000      $  5,512,500
                                                           ------------
INSURANCE - 1.7%
General Re Corp.                               30,000      $  4,650,000
                                                           ------------
MACHINERY - 1.7%
Deere & Co.                                   135,000      $  4,758,750
                                                           ------------
MEDICAL PRODUCTS - 1.6%
Sofamor Danek Group, Inc.*                    160,000      $  4,540,000
                                                           ------------
METALS & MINING - 1.2%
J & L Specialty Steel, Inc.                   175,000      $  3,281,250
                                                           ------------
NATURAL GAS UTILITIES - 1.2%
National Fuel Gas Co.                         100,000      $  3,362,500
                                                           ------------
OIL & GAS - EXPLORATION & PRODUCTION - 3.4%
Anadarko Petroleum Corp.                       90,000      $  4,871,250
Triton Energy Corp.                            80,000         4,590,000
                                                           ------------
                                                           $  9,461,250
                                                           ------------
OIL & GAS - INTEGRATED - 3.6%
Exxon Corp.                                    58,640      $  4,698,530
Mobil Corp.                                    20,000         2,240,000
Phillips Petroleum Co.                         90,000         3,071,250
                                                           ------------
                                                           $ 10,009,780
                                                           ------------
PAPER & FOREST PRODUCTS - 1.5%
Plum Creek Timber Co. LP                       90,000      $  2,148,750
Rayonier, Inc.                                 60,000         2,002,500
                                                           ------------
                                                           $  4,151,250
                                                           ------------
PHOTOGRAPHY - 1.6%
Eastman Kodak Co.                              65,000      $  4,355,000
                                                           ------------
PUBLISHING - 1.3%
McGraw-Hill, Inc.                              40,000      $  3,485,000
                                                           ------------
REITS - 4.3%
Chateau Properties, Inc.                       75,000      $  1,687,500
Colonial Properties Trust                      80,000         2,040,000
Equity Residential Properties Trust           101,400         3,105,375
ROC Communities, Inc.                         116,250         2,790,000
Security Capital Industrial Trust              37,000           647,500
Shurgard Storage Centers, Inc.                 61,000         1,647,000
                                                           ------------
                                                           $ 11,917,375
                                                           ------------
RETAIL - SPECIALTY - 1.4%
The Home Depot, Inc.                           80,000      $  3,830,000
                                                           ------------
SPECIALTY CHEMICALS & MATERIALS - 0.5%
Loctite Corp.                                  28,300      $  1,344,250
                                                           ------------
TELEPHONE UTILITIES - 3.3%
Ameritech Corp.                                80,448      $  4,746,433
Frontier Corp.                                150,000         4,500,000
                                                           ------------
                                                           $  9,246,433
                                                           ------------
TRANSPORTATION - 0.0%
Canadian National Railway*                      1,200      $     18,000
                                                           ------------
    TOTAL COMMON STOCKS
     (IDENTIFIED COST, $103,848,344)                       $163,626,561
                                                           ------------
-----------------------------------------------------------------------------
                  CONVERTIBLE PREFERRED STOCK - 1.2%
-----------------------------------------------------------------------------
NAME OF COMPANY
-----------------------------------------------------------------------------
Freeport McMoRan Copper & Gold, 5%            125,000      $  3,406,250
                                                           ------------
    TOTAL CONVERTIBLE PREFERRED STOCK
      (IDENTIFIED COST, $2,872,500)                        $  3,406,250
                                                           ------------
-----------------------------------------------------------------------------
                        PREFERRED STOCK - 1.1%
-----------------------------------------------------------------------------
NAME OF COMPANY                            SHARES           VALUE
-----------------------------------------------------------------------------
Bank of Boston, Series C,
  Adjustable Rate                              37,600      $  3,083,200
                                                           ------------
    TOTAL PREFERRED STOCK
      (IDENTIFIED COST, $1,815,525)                        $  3,083,200
                                                           ------------
----------------------------------------------------------------------------
                        CONVERTIBLE BOND - 0.4%
----------------------------------------------------------------------------
                                         FACE AMOUNT
NAME OF COMPANY                          (000'S OMITTED)           VALUE
----------------------------------------------------------------------------
Browning Ferris Industries,
  6.25s, 8/15/12                              $ 1,000      $  1,002,500
                                                           ------------
    TOTAL CONVERTIBLE BOND
      (IDENTIFIED COST, $897,856)                          $  1,002,500
                                                           ------------
----------------------------------------------------------------------------
               U.S. TREASURY/AGENCY OBLIGATIONS - 18.4%
----------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
  Series 1033-E, PAC, 8.10s, 12/15/04         $   723      $    732,340
Federal Home Loan Mortgage Corp.,
  Series 59-D, PAC, 9.70%, 1/15/16              3,147         3,237,431
Federal Home Loan Mortgage Corp.,
  Series 34-C, PAC, 9s, 11/15/19                  681           706,649
Federal Home Loan Mortgage Corp.,
  7.95%, 5/15/20                                3,236         3,279,768
Federal Home Loan Mortgage Corp.,
  Series 41-F, PAC, 10s, 5/15/20                2,325         2,587,283
Federal National Mortgage Association,
  7.50s, 5/25/19                                2,678         2,714,839
Federal National Mortgage Association,
  Series 1990 82-K, PAC,
  8.50s, 7/25/19                                2,924         2,963,186
Federal National Mortgage Association,
  Series 1990 24-E, PAC, 9s, 3/25/20            2,000         2,153,120
U.S. Treasury Notes, 4.625s, 2/15/96            2,750         2,748,268
U.S. Treasury Notes, 7.875s, 2/15/96           10,500        10,536,078
U.S. Treasury Notes, 7.625s, 4/30/96            3,000         3,022,500
U.S. Treasury Notes, 7.375s, 11/15/97           1,800         1,868,058
U.S. Treasury Notes, 8.125s, 2/15/98            3,000         3,172,500
U.S. Treasury Notes, 7.5s, 5/15/02             10,000        11,087,500
                                                           ------------
    TOTAL U.S. TREASURY/AGENCY OBLIGATIONS
      (IDENTIFIED COST, $49,456,986)                       $ 50,809,520
                                                           ------------
----------------------------------------------------------------------------
                        CORPORATE BONDS - 14.1%
----------------------------------------------------------------------------
                                         FACE AMOUNT
NAME OF COMPANY                          (000'S OMITTED)           VALUE
----------------------------------------------------------------------------
American General Finance Corp.,
  8.125s, 8/15/09                             $ 2,460      $  2,823,440
Bell Telephone Co. PA, 8.35s, 12/15/30          3,000         3,768,420
Chesapeake Potomac Telephone MD,
  8s, 10/15/29                                  1,500         1,794,690
Chesapeake Potomac Telephone MD, 8.30s,
  8/1/31                                        1,975         2,420,935
Chesapeake Potomac Telephone VA,
  8.38s, 10/1/29                                1,500         1,878,570
Dayton Hudson, Medium Term Note, 9.50s,
  6/10/15                                         650           828,035
Dayton Hudson, Medium Term Note, 9.35s,
  6/16/20                                       2,590         3,191,890
Eaton Corp., 8s, 8/15/06                        1,000         1,148,930
General Electric Capital Corp.,
  8.625s, 6/15/08                                 330           400,947
General Motors Corp., 8.80s, 3/1/21             2,000         2,465,060
General Motors Corp., Medium Term Note,
  9.45s, 11/1/11                                3,000         3,774,540
Inter American Development Bank,
  8.875s, 6/1/09                                3,000         3,827,040
Inter American Development Bank,
  8.40s, 9/1/09                                   500           614,740
New England Telephone & Telegraph Co.,
  7.875s, 11/15/29                                360           423,666
Pitney Bowes Credit Corp.,
  9.25s, 6/15/08                                1,650         2,069,711
Pitney Bowes Credit Corp.,
  8.55%, 9/15/09                                  500           604,495
Procter & Gamble Co., 8s, 10/15/29              2,345         2,798,476
Seagram (Joseph) & Sons, 9.65s, 8/15/18         1,400         1,813,630
Torchmark Corp., 8.25s, 8/15/09                 1,000         1,147,140
TRW Inc., Medium Term Note,
  9.35%, 6/4/20                                   800         1,065,240
                                                           ------------
    TOTAL CORPORATE BONDS
      (IDENTIFIED COST, $34,731,739)                       $ 38,859,595
                                                           ------------
----------------------------------------------------------------------------
                     SHORT-TERM OBLIGATIONS - 5.0%
----------------------------------------------------------------------------
                                         FACE AMOUNT
NAME OF COMPANY                          (000'S OMITTED)           VALUE
----------------------------------------------------------------------------
Ford Motor Credit Corp., 5.91s, 1/3/96         $4,600      $  4,597,731
General Electric Capital Corp.,
  5.8s, 1/3/96                                  5,780         5,777,206
Melville Corp., 5.9s, 1/2/96                    3,420         3,418,879
                                                           ------------
    TOTAL SHORT-TERM OBLIGATIONS, AT
      AMORTIZED COST                                       $ 13,793,816
                                                           ------------
    TOTAL INVESTMENTS - 99.4%
      (IDENTIFIED COST, $207,416,766)                      $274,581,442
    OTHER ASSETS, LESS LIABILITIES - 0.6%                     1,793,358
                                                           ------------
    NET ASSETS - 100%                                      $276,374,800
                                                           ============
*Non-income producing security.
ADR -- American Depository Receipt.
REIT -- Real Estate Investment Trust.
PAC -- Planned Amortization Class.

                     ------------------------------------
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1995
------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
    $207,416,766)                                                $274,581,442
  Cash                                                                  3,199
  Interest receivable                                               1,344,421
  Dividends receivable                                                454,486
  Tax reclaim receivable                                                5,786
  Deferred organization expenses (Note 1D)                              8,977
                                                                 ------------
      Total assets                                               $276,398,311

LIABILITIES:
  Payable to affiliates --
    Trustees' fees                                  $ 5,000
  Accrued expenses and other liabilities             18,511
                                                    -------
      Total liabilities                                                23,511
                                                                 ------------
NET ASSETS applicable to investors' interest in Portfolio        $276,374,800
                                                                 ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
    withdrawals                                                  $209,210,124
  Unrealized appreciation of investments (computed on
    the basis of identified cost)                                  67,164,676
                                                                 ------------
      Total net assets                                           $276,374,800
                                                                 ============


    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

                                                              YEAR ENDED
                                                 --------------------------------------
                                                DECEMBER 31, 1995*    JANUARY 31, 1995
                                                 ------------------    ----------------
INVESTMENT INCOME (NOTE 1B):
    Interest income                                $  6,252,081          $  6,511,359
    Dividend income (net of withholding tax of
      $45,080 and $23,221, respectively)              4,053,689             4,385,712
                                                   ------------          ------------
      Total income                                 $ 10,305,770          $ 10,897,071
                                                   ------------          ------------
  Expenses --
    Investment adviser fee (Note 3)                $  1,418,502          $  1,375,751
    Compensation of Trustees not members of the
      Investment Adviser's organization (Note 3)         11,324                15,858
    Custodian fee (Note 3)                              126,583               114,290
    Printing                                                195                 1,811
    Legal and accounting services                        40,902                31,953
    Registration fees                                       635                   273
    Amortization of organization expenses (Note 1D)       2,922                 3,194
    Miscellaneous                                        12,397                 1,995
                                                   ------------          ------------
      Total expenses                                  1,613,460             1,545,125
                                                   ------------          ------------
        Net investment income                      $  8,692,310          $  9,351,946
                                                   ------------          ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investment transactions
   (identified cost basis)                         $  9,116,976          $  1,467,119
  Change in unrealized appreciation on
   investments                                       43,494,132           (20,681,070)
                                                   ------------          ------------
      Net realized and unrealized gain (loss) on
        investments                                  52,611,108           (19,213,951)
                                                   ------------          ------------
        Net increase (decrease) in net assets
          resulting from operations                $ 61,303,418          $ (9,862,005)
                                                   ============          ============

*For the eleven month period ended December 31, 1995 (Note 6).




    The accompanying notes are an integral part of the financial statements

                       STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                    YEAR ENDED JANUARY 31,
                                                    YEAR ENDED      ---------------------
                                                DECEMBER 31, 1995**     1995           1994*
                                                -------------------    ------         -------
INCREASE (DECREASE) IN NET ASSETS:

  From operations --
    Net investment income                          $  8,692,310   $  9,351,946   $  2,135,513
    Net realized gain on investment transactions      9,116,976      1,467,119      3,127,776
    Change in unrealized appreciation of investments 43,494,132    (20,681,070)     3,139,232
                                                   ------------   ------------   ------------
      Net increase (decrease) in  net assets from
        operations                                 $ 61,303,418   $ (9,862,005)  $  8,402,521
                                                   ------------   -------------  ------------
  Capital transactions --
    Contributions                                  $ 32,319,917   $  29,380,822  $230,439,927
    Withdrawals                                     (34,406,030)    (32,695,351)   (8,608,439)
                                                   ------------   -------------  ------------
      Increase (decrease) in  net assets
        resulting from capital transactions           2,086,113)  $  (3,314,529) $221,831,488
                                                   ------------   ------------- -------------
        Total increase (decrease) in net assets    $ 59,217,305   $ (13,176,534) $230,234,009

NET ASSETS:
  At beginning of year                              217,157,495     230,334,029      100,020
                                                   ------------   -------------- -----------
  At end of year                                   $276,374,800   $ 217,157,495  $230,334,029
                                                   ============   =============  ============


------------------------------------------------------------------------------
                              SUPPLEMENTARY DATA
------------------------------------------------------------------------------
                                                         YEAR ENDED JANUARY 31,
                                       YEAR ENDED        ----------------------
                                   DECEMBER 31, 1995**      1995          1994*
                                   -------------------      ----          ----
RATIOS (to average daily net assets):
  Expenses                               0.71%+             0.70%        0.69%+
  Net investment income                  3.83%+             4.25%        3.69%+

PORTFOLIO TURNOVER                         47%                28%          15%

  +Computed on an annualized basis.
  *For the period from the start of business, October 28, 1993, to
   January 31, 1994.
 **For the eleven month period ended December 31, 1995 (Note 6).

                    ---------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

(1)SIGNIFICANT ACCOUNTING POLICIES
Investors Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company, which was organized as a trust under the laws of the State of New York in 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on October 28, 1993, with the acquisition of securities and other assets of $221,294,780 in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sales prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between latest bid and asked prices. Debt investments (other than mortgage-backed "pass-through" securities) are valued at prices furnished by a pricing service. Mortgage-backed "pass through" securities are valued using a matrix pricing system which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates. Short-term obligations maturing in 60 days or less, are valued at amortized cost, which approximates value. All other investments are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued, adjusted for accretion or amortization of premium or discount on debt investments. Dividend income is recorded on the ex-dividend date. Dividend income may include distributions that represent returns of capital for federal income tax purposes.

C. FEDERAL TAXES -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net taxable income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on a straight-line basis over five years.

E. SECURITY TRANSACTIONS -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses on the sale of investments are determined on the identified cost basis.

(2) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $81,054,092 and $82,289,447, respectively. Purchases and sales of U.S. Government securities aggregated $31,432,461 and $31,781,676, respectively.
------------------------------------------------------------------------------
(3) INVESTMENT ADVISER FEE AND OTHER
    TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 5/96 of 1% (0.625% annually) of the Portfolio's average daily net assets up to $300 million and at reduced rates as daily net assets exceed that level. For the eleven month period ended December 31, 1995, the fee was equivalent to 0.625% (annualized) of the Portfolio's average daily net assets for such period and amounted to $1,418,502. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their service to the Portfolio out of such investment adviser fee. Investors Bank & Trust Company (IBT), serves as custodian of the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances are reported as a reduction of expenses in the Statement of Operations. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations.
------------------------------------------------------------------------------
(4) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused Portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The
Portfolio did not have any significant borrowings or allocated fees during the Period.
------------------------------------------------------------------------------
(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in the value of investments owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

      Aggregate cost                              $206,943,275
                                                  ============
      Gross unrealized appreciation               $ 68,284,609
      Gross unrealized depreciation                    646,442
                                                  ------------
        Net unrealized appreciation               $ 67,638,167
                                                  ============
------------------------------------------------------------------------------
(6) CHANGE IN FISCAL YEAR END
The Portfolio changed its fiscal year end from January 31, to December 31, effective December 31, 1995.

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND INVESTORS OF
INVESTORS PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Investors Portfolio, including the portfolio of investments, as of December 31, 1995, the related statement of operations for the eleven month period then ended and for the year ended January 31, 1995 and the statement of changes in net assets and supplementary data for the eleven month period then ended, for the year ended January 31, 1995, and for the period from October 28, 1993 (start of business) to January 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Investors Portfolio as of December 31, 1995, the results of its operations for the eleven months then ended and for the year ended January 31, 1995, and the changes in its net assets and the supplementary data for the eleven month period then ended, for the year ended January 31, 1995 and for the period from October 28, 1993 (start of business) to January 31, 1994, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 2, 1996

                             INVESTMENT MANAGEMENT

EV MARATHON       OFFICERS                  TRUSTEES
INVESTORS         James B. Hawkes           M. DOZIER GARDNER
FUND              President, Trustee        President, Eaton
24 Federal Street CLIFFORD H. KRAUSS        Vance Management
Boston, MA 02110  Vice President            DONALD R. DWIGHT
                  JAMES L. O'CONNOR         President, Dwight Partners, Inc.
                  Treasurer                 Chairman, Newspapers of
                  THOMAS OTIS               New England, Inc.
                  Secretary                 SAMUEL L. HAYES, III
                                            Jacob H. Schiff Professor of
                                            Investment Banking,
                                            Harvard University
                                            Graduate School of
                                            Business Administration
                                            NORTON H. REAMER
                                            President, United Asset
                                            Management Corporation
                                            JOHN L. THORNDIKE
                                            Director, Fiduciary Company
                                            Incorporated
                                            JACK L. TREYNOR
                                            Investment Adviser and Consultant
                  --------------------------------------------------------------

INVESTORS         OFFICERS                  TRUSTEES
PORTFOLIO         M. DOZIER GARDNER         DONALD R. DWIGHT
24 Federal Street President, Trustee        President,
Boston, MA 02110  JAMES B. HAWKES           Dwight Partners, Inc.
                  Vice President, Trustee   Chairman, Newspapers of
                  THOMAS E. FAUST, JR.      New England, Inc.
                  Vice President and        SAMUEL L. HAYES, III
                  Portfolio Manager         Jacob H. Schiff Professor of
                  MICHAEL B. TERRY          Investment Banking,
                  Vice President            Harvard University
                  JAMES L. O'CONNOR         Graduate School of
                  Treasurer                 Business Administration
                  THOMAS OTIS               NORTON H. REAMER
                  Secretary                 President, United Asset
                                            Management Corporation
                                            JOHN L. THORNDIKE
                                            Director, Fiduciary Company
                                            Incorporated
                                            JACK L. TREYNOR
                                            Investment Adviser and Consultant

INVESTMENT ADVISER OF
INVESTORS PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF
EV MARATHON INVESTORS FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AND DIVIDEND
DISBURSING AGENT
First Data Investor Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV MARATHON INVESTORS FUND
24 FEDERAL STREET
BOSTON, MA 02110

M-IFSRC-2/96

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EV MARATHON
INVESTORS
FUND


ANNUAL
SHAREHOLDER REPORT

DECEMBER 31, 1995